EXHIBIT 99.1

Edgewater Announces Preliminary Third Quarter 2016 Revenue

WAKEFIELD, Mass., Oct. 18, 2016 (GLOBE NEWSWIRE) -- Edgewater Technology, Inc. (NASDAQ:EDGW), a leading consulting firm that helps business leaders drive transformational change through its unique selection of business and technology services and specialized product-based solutions, announced today that the company expects to report service revenue of approximately $27.0 million for the quarter ended September 30, 2016.  Total revenue for the quarter ended September 30, 2016 is expected to be approximately $30.8 million, including approximately $2.1 million in software-related revenue.  All reported preliminary revenue amounts are subject to the completion of our standard quarterly review procedures.

“We expect third quarter 2016 service revenue to be essentially flat on a year-over-year quarterly basis,” commented Shirley Singleton, Edgewater’s chairman, president and CEO. “During the second half of the third quarter, our ability to drive organic service revenue growth was hindered by channel disruption associated with a vendor push to accelerate the adoption of new cloud-based applications, a curtailment of IT spending by customers across all of our service offerings and underperformance in the United Kingdom.  These events combined to cause third quarter 2016 service revenue to fall short of our anticipated service revenue guidance. While we have proactively taken steps to manage billable consultant headcount and reduce operating expenses, the lower than anticipated service revenue performance will also negatively affect our billable consultant utilization and operating performance during the third quarter of 2016.

“The strong push from our channel partners to drive the adoption of new cloud-based applications may continue to cause near-term disruption as customers contemplate their cloud adoption strategy.  Edgewater is actively marketing cloud-based services and we are pleased to see traction coming from customers deciding to embrace the cloud.  We continue to close new business, we are pleased with the performance of our acquisitions, and our backlog remains stable.  We continue to anticipate that we will still see double-digit service revenue growth for the full year 2016.”

Edgewater will hold an analyst conference call on Wednesday, November 2, 2016 at 10:00 a.m. Eastern Time to discuss its financial results for the third quarter ended September 30, 2016. The company will issue its financial results in a press release prior to the call.

Date: Wednesday, November 2, 2016
Time: 10:00 a.m. Eastern Time
Dial-in number: 1-877-713-9347 / Passcode: 86873551
Webcast: http://ir.edgewater.com/

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

Edgewater’s news release containing the third quarter 2016 financial results will be released prior to the market opening on the day of the call. A replay of the conference call can be accessed via Edgewater’s investor relations web site at http://ir.edgewater.com/ or by dialing 1-404-537-3406 (Conference ID#: 86873551) after 1:00 p.m. Eastern Time on the same day through Wednesday, November 16, 2016.

About Edgewater

Edgewater Technology, Inc. (NASDAQ:EDGW) is a strategic consulting firm delivering a blend of classic and product-based consulting services. Edgewater addresses the market both vertically by industry and horizontally by product and technology specialty, providing its client base with a wide range of business and technology solutions. As one of the largest IT consulting firms based in New England, the company works with clients to reduce costs, improve processes and increase revenue through the judicious use of technology. Edgewater’s brand names include Edgewater Technology, Edgewater Ranzal and Edgewater Fullscope. To learn more, please visit www.edgewater.com.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning our expected third quarter 2016 service revenue, our expected full year 2016 service revenue growth, and the impact of the anticipated service revenue shortfall on our third quarter 2016 billable consultant utilization and operating performance, the performance of our 2015 acquisitions, the stability of our backlog and our ability to convert our backlog into service revenue. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) failure to obtain new customers or retain significant existing customers; (2) the loss of one or more key executives and/or employees; (3) changes in industry trends, such as a decline in the demand for Enterprise Resource Planning and Enterprise Performance Management solutions, custom development and system integration services and/or declines in industry-wide information technology spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (4) inability to execute upon growth objectives; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under “Critical Accounting Policies” in our 2015 Annual Report on Form 10-K; (7) delays in, or the failure of, our sales pipeline being converted to billable work and recorded as revenue; (8) termination by clients of their contracts with the Company or inability or unwillingness of clients to pay for the Company's services, which may impact the Company's accounting assumptions; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide the Company's services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the possibility that activist stockholders may wage proxy contests or gain representation on or control of the Board of Directors, causing disruption and/or uncertainty to the Company's business, customer relationships and employee retention; (13) the failure of the marketplace to embrace advisory and product-based consulting services; (14) difficulties and costs associated with transitioning to the cloud; (15) the inability to achieve the expected synergies from our 2015 acquisitions; and/or (16) changes in the Company's utilization levels.  In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under “Part I - Item IA. Risk Factors” in our 2015 Annual Report on Form 10-K filed with the SEC on March 11, 2016. These factors may cause our actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements.

Although the Company believes that the expectations in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such statements. Except as required by law, the Company undertakes no obligation to update any of the forward-looking statements after the date of this Press Release to conform such statements to actual results.

Company Contact:
Timothy R. Oakes, Chief Financial Officer
1-781-246-3343